EXHIBIT 99.1

ASP Isotopes Inc. Enters Strategic Relationship With PET Labs Pharmaceuticals for the Distribution of Medical Isotopes

October 29, 2023 • 7:35 PM EDT

WASHINGTON, Oct. 29, 2023 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. (NASDAQ:ASPI) ("ASPI", the "Company", "us", "we" or "our"), an advanced materials company dedicated to the development of technology and processes designed to produce isotopes for use in multiple industries, today announced that it has entered into a strategic relationship with PET Labs for the production and distribution of medical isotopes.

PET Labs is a South African radiopharmaceutical operations company dedicated to nuclear medicine and the science of radiopharmaceutical production. PET Labs focuses on the production of fluorinated radioisotopes and active pharmaceutical ingredients. PET Labs currently operates a single cyclotron in Pretoria, South Africa.

As part of the relationship, the companies anticipate adding two new cyclotrons in South Africa – one in Pretoria and one in Cape Town. The two cyclotrons, which GE Healthcare will supply, are expected to be capable of addressing the medical radioisotope needs of South Africa, as well as certain neighboring countries. The cyclotrons are expected to be financed by third-party debt financing arrangements. The primary objective of the relationship is to expand into frontier markets where there is an undersupply of radioisotopes used in medical imaging.

Paul Mann, Chairman and CEO of ASP Isotopes Inc. stated, “This strategic relationship with PET Labs will help both companies grow over the next several years, ensuring a stable supply of PET and SPECT radioisotopes to the Southern African and developing world markets.”

1

Dr. Kemp, CEO of PET Labs, added, “The technical advancements of PET imaging in various diagnostics applications and the rising demand for the production of new PET radiopharmaceuticals are expected to drive market growth. The increasing shift towards image-guided interventions is further propelling the growth of the PET scanning market globally.”

Sophie Le Cordeur, Field Marketing Manager, EMEA-Emerging Markets of GE Healthcare, stated, “There is a clear need for additional radioisotope production capability in Sub-Saharan Africa and we look forward to working with ASP Isotopes and PET Labs to bring new treatments to patients in frontier markets.”

DLA Piper in South Africa advised ASP Isotopes on all legal aspects of the transaction, including corporate, exchange control, and regulatory advice required.

About ASP Isotopes Inc.

ASP Isotopes Inc. is an advanced materials company dedicated to developing technology and processes to produce isotopes in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”), for the production of all isotopes. The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

About PET Labs (Pty) Ltd.

PET Labs is a South African radiopharmaceutical operations company, dedicated to nuclear medicine and the science of radiopharmaceutical production. We are committed to offer a unique suite of solutions addressing the challenges facing nuclear medicine. We have a customer-centric approach to the specific operational needs of our customers. Our commitment extends to the communities we serve. We strive to be the partner of choice in providing radiopharmaceutical solutions to the nuclear medicine market. For more information, please visit www.petlabs.co.za.

2

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the supply of new cyclotrons and the availability of debt financing, the supply of radioisotopes for medical imaging in South Africa and neighbouring countries, and the potential penetration and expansion in these markets. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; and the competitive nature of our industry. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. This press release includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this press release. We have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

3